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                                                                   EXHIBIT 10.22

                             STOCK PLEDGE AGREEMENT


         This Stock Pledge Agreement (this "Agreement") is made and entered into as of the 31st day of August, 1999 by and among VSI Enterprises, Inc. (the "Pledgor"), Thomson Kernaghan & Co., Ltd. ("TKC"), the persons and entities executing a signature page hereto as a "Former Term Note Holder" (collectively, the "Former Term Note Holders"), the persons and entities executing a signature page hereto as a "New Equity Holder" (collectively, the "New Equity Holders") (TKC, the Former Note Holders and the New Equity Holders are each sometimes referred to herein as a "Secured Party" and collectively as the "Secured Parties") and Jackson Walker L.L.P., as Depository Agent ("Depository Agent").

                                    RECITALS

         WHEREAS, Pledgor owns 644,901 shares (the "Shares") of common stock, par value $0.01 per share (the "Common Stock"), of VSI Network Solutions, Inc., a Delaware corporation [d/b/a Eastern Telecom, Inc.] (the "Company"); and

         WHEREAS, concurrently with the execution and delivery hereof, the Pledgor has: (i) entered into a Stockholders Agreement with the Former Note Holders and the New Equity Holders (the "Stockholders Agreement"); and (ii) executed and delivered to TKC a 7% Secured Convertible Debenture, in the principal amount of $1,089,750 (the "Debenture"); and

         WHEREAS, Pledgor has agreed, on the terms set out herein, to secure its obligations under the Put (as defined in the Stockholders Agreement) (the "Put") and to secure the payment of the Debenture by granting a security interest in the Pledged Shares (as hereinafter defined) to the Secured Parties;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   AGREEMENT

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the meaning indicated:

               a. "Pledged Shares" means the Shares, and any and all substitutes, replacements, accessions, attachments and other additions thereto.

               b. "Secured Indebtedness" means the Put obligation under the Shareholders Agreement and the Debenture.

         2. GRANT OF SECURITY INTEREST IN THE PLEDGED SHARES. To secure the full and punctual payment of the Secured Indebtedness, and upon and subject to the terms, provisions and conditions of this Security Agreement, Pledgor does hereby grant Secured Parties and their heirs, successors and assigns, a security interest (the "Security Interest") in the Pledged Shares. In the event that TKC elects to exchange any principal of the Debenture for Pledged Shares (as permitted in the Debenture),
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TKC shall become an additional shareholder with respect to such Pledged Shares, and such Pledged Shares shall continue to be subject to the terms and provisions of this Agreement as if they were owned by VSI Enterprises, Inc.

         3.    DELIVERY OF SHARE CERTIFICATE TO DEPOSITORY AGENT.

         a. The stock certificate evidencing the Pledged Shares and all other stock certificates and instruments in registered form which may constitute or evidence at any time or from time to time a part of the Pledged Shares shall be delivered to Depository Agent and shall be endorsed in blank for transfer or be accompanied by proper instruments of assignment and transfer in blank upon delivery (and Pledgor agrees to deliver a copy of such stock certificate to each Secured party). Depository Agent shall hold the Pledged Shares on behalf of all Secured Parties. Until the happening of an event of Default hereunder, all certificates for shares of the Company included in the Pledged Shares shall remain registered in the name of Pledgor. So long as the Secured Indebtedness, or any part thereof, remains outstanding and unpaid, the certificate or certificates representing the Pledged Shares and any other certificates or instruments which may from time to time constitute or evidence a part of the Pledged Shares, delivered to the Secured Parties pursuant to this Section 3, shall be held by the Secured Parties (through Depository Agent), and Pledgor shall not have the right to procure the release of any of the Pledged Shares from the lien hereby created except upon and in compliance with the terms and conditions herein set forth.

         b. Pledgor agrees that it shall not sell any Pledged Shares, or allow the Company to sell all or substantially all of its assets outside the ordinary course of business, for less than fair market value (as determined in good faith by the Board of Directors of Pledgor). Depository Agent shall not release any Pledged Shares unless the condition set forth in the above sentence is satisfied, except with respect to any action taken by any Secured Party pursuant to Section 5 below.

         4. VOTING OF PLEDGED SHARES. Until the occurrence of an event of Default, the Pledged Shares shall be treated as shares of Pledgor and Pledgor shall be entitled to vote at any meeting of the stockholders of the Company or its successor corporations. Until the occurrence of an event of Default, no dividends shall be payable to the Secured Parties on or with respect to the Pledged Shares. Pledgor hereby grants to the Secured Parties, upon the occurrence of an event of Default hereunder, the right to vote the Pledged Shares during the continuance of such event of Default whether or not the Secured Parties seek any other remedies available to them under this Security Agreement or any applicable law or in equity.


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         5.    DEFAULT AND REMEDIES.

         a. The term "Default" as used herein means the occurrence of any of the following events:

               i. The failure of Pledgor to make any payment on any of the Secured Indebtedness when the same becomes due and payable in accordance with the terms thereof, and such failure is not cured by Pledgor within ten (10) days after any Secured Parties has given Pledgor written notice of such default;

               ii. The occurrence of any Event of Default under the Debenture;

               iii. The institution by Pledgor of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Pledgor, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by Pledgor in furtherance of any such action; or

               iv. If, within sixty (60) days after the commencement of an action against Pledgor (and service of process in connection therewith on Pledgor) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statue, law or regulation, such action shall not have been resolved in favor of Pledgor or all orders or proceedings thereunder affecting the operation or the business of Pledgor stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of Pledgor, such appointment shall not have been vacated.

         b. If any event of Default shall occur, the Secured Parties may seek any remedies available to them under any applicable law.

         c. Except as otherwise provided herein, Pledgor hereby waives notice of an event of Default, presentment for payment, demand, notice of dishonor and protest of the Secured Indebtedness.

         d. In addition, full power and authority are hereby given to the Secured Parties to sell, assign and deliver the whole or any part of the Pledged Shares at any broker's board, or at public or private sale, at the option of the Secured Parties, either for cash or on credit or for future delivery without assumption of any credit risk, and without either demand or advertisement of any kind, both of which are hereby waived, and no delay on the part of the Secured Parties in exercising any power of sale or any other rights

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               or option hereunder, and no demand, which may be given to or made upon Pledgor by the Secured Parties to a power of sale or other right or option hereunder, shall constitute a waiver thereof, or limit or impair the right of the Secured Parties to take any action or to exercise any power of sale or any other rights hereunder, without demand, or prejudice the rights of the Secured Parties as against the undersigned in any respect. At any sale of the Pledged Shares in accordance with the preceding sentence, Pledgor may itself purchase the whole or any part of the Pledged Shares sold. In event of any sale or other disposition of any of the Pledged Shares, after deducting all costs or expenses of every kind for care, safekeeping, collection, sale, delivery or otherwise, the Secured Parties shall, after applying the residue of the proceeds of the sale, or other disposition thereof, as hereinabove authorized, return any excess to Pledgor. The Secured Parties shall notify Pledgor in writing of their intent to exercise their right to sell the Pledged Shares in accordance with this Section at least five (5) days prior to any such sale.

         e. Notwithstanding anything herein to the contrary, the Pledged Shares and any proceeds from the sale thereof (whether as a result of a Default or a voluntary sale thereof), shall be divided and/or paid by the Depository Agent as follows:

               i. First, to pay for expenses (including legal and accounting fees and expenses) of the Secured Parties in enforcing their rights hereunder and under the documents pertaining to the Secured Indebtedness;

               ii. Second, to the New Equity Holders in an amount equal to the amount they are to receive under the Put (an aggregate of $1,040,000);

               iii. Third, to the former Term Note Holders in an amount equal to the amount they are to receive under the Put (an aggregate of $1,268,152);

               iv. Fourth, to TKC in an amount equal to the principal of and accrued interest on the Debenture (or, if converted into shares of Common Stock, in an amount equal to the amount TKC is to receive under the
                     Put); and

               v.    The remainder, if any, to the Pledgor.

         f. Because of the Securities Act of 1933, as amended, or any other laws or regulations, there may be legal restrictions or limitations affecting Secured Parties in any attempts to dispose of certain portions of the Pledged Shares in the enforcement of its rights and remedies hereunder. For these reasons Secured Parties are hereby authorized by Pledgor, but not obligated, in the event any Default hereunder, to sell, bid upon, and purchase all or any part of the Pledged Shares at private sale, subject to investment letter or in any other commercially reasonable manner which will not require the Pledged Shares, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation. Pledgor acknowledges Secured Parties may in their


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               discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price of the Pledged Shares or any part or parts thereon than would otherwise be obtainable if same were registered and sold in the open market.

         6. SALE OF ASSETS. In the event of a sale of all or substantially all of the assets of the Company (an "Asset Sale"), the Company will, and VSI will cause the Company to, direct the purchaser of such assets to directly pay the purchase price to Depository Agent to hold as collateral hereunder to the same extent as the Pledged Shares, and as soon as practicable thereafter, to distribute such proceeds to the Secured Parties in accordance with Section 5(e) above (as if a Default has occurred). Pledgor agrees to provide to the Secured Parties at least ten (10) business days prior written notice of the closing of any Asset Sale or the sale of any of the Pledged Shares.

         7. FURTHER ASSURANCES. Pledgor agrees to execute such stock powers, endorse such instruments, or execute such additional pledge agreements or other documents as may be reasonably requested by Secured Parties in order effectively to grant to Secured Parties the Security Interest in (and pledge and assignment of) the Pledged Shares and to enforce and exercise Secured Parties' rights regarding the same.

         8. ASSIGNABILITY BY SECURED PARTIES. The rights, powers and interests held by the Secured Parties hereunder, together with the Pledged Shares, may be transferred and assigned by the Secured Parties in whole or in part, upon written notice to Pledgor.

         9. DELIVERY OF PLEDGED SHARES. When the Secured Indebtedness has been paid in full or otherwise satisfied, the Depository Agent shall deliver the Pledged Shares to Pledgor concurrently with its receipt of such payment or satisfaction and this Agreement shall terminate.

         10. DUTIES OF DEPOSITORY AGENT. The duties of Depository Agent hereunder shall be limited to the safekeeping of the Pledged Shares and proceeds from an Asset Sale or sale of the Pledged Shares, and to the transfer and distribution of the same in accordance with the provisions of this Agreement, and no implied duties or obligation shall be read into this Agreement against the Depository Agent. Depository Agent shall be protected in acting in accordance with the provisions of this Agreement upon any written notice, request, waiver, consent, receipt, certificate or other document furnished to it, as to its validity, the effectiveness of its provisions, the identity or authority of the person executing or deposition the same, the truth and acceptability of any information therein contained, which Depository Agent in good faith believes to be genuine. Depository Agent will not be liable for any error of judgment, or any act or step taken or omitted by it in good faith, or for any mistake of fact or law or for anything it might do or refrain from doing in connection herewith, except to the extent such action shall be proved to constitute gross negligence or willful conduct in bad faith on the part of Depository Agent. Depository Agent shall have not duties except those that are expressly stated herein, and it shall not be bound by any notice of any claim, or demand with respect thereto, or any waiver, modification, amendment or termination of this Agreement until written notice of the same shall have been received by it and approved by it. At any time, in the event that Depository Agent desires to do so, in its sole discretion, Depository Agent may submit


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the Pledged Shares to a competent court of jurisdiction to determine the parties to whom such Pledged Shares shall be delivered.

         11. INDEMNIFICATION. Pledgor and each Secured Party, jointly and severally, hereby agree to indemnify Depository Agent against and hold Depository Agent harmless from, any costs, damages, judgments, attorneys' fees, expenses, obligations and liabilities of any kind or nature that may be suffered or incurred by Depository Agent as a result of, in connection with or arising out of the acts or omissions of Depository Agent in the performance of, or pursuant to, this Agreement. If any controversy arises between the parties or with any other person with respect to the subject matter of this Agreement, Depository Agent shall not be required to determine the same or to take any action thereupon, but may await the settlement of any such controversy, which settlement will be concluded by agreement of the parties or, failing agreement, by final and binding arbitration in Dallas, Texas pursuant to the Commercial Rules of the American Arbitration Association. In such event Depository Agent shall not be liable for interest or damages, except to the extent such action shall be proved to constitute gross negligence or willful conduct in bad faith on the part of Depository Agent. The parties: (a) acknowledge that Depository Agent serves as counsel to Pledgor on certain matters and as general counsel to OHA Financial, Inc., a New Equity Holder ("OHA") and that Richard F. Dahlson, a partner of Depository Agent, serves as a director of OHA and is involved in certain investments with Larry M. Carr, a director of Pledgor and a Former Term Note Holder; and (b) hereby waive any conflicts with respect thereto and appoint Jackson Walker L.L.P. as Depository Agent.

         12. REIMBURSEMENT OF DEPOSITORY AGENT. Except as provided in section 10 above, Pledgor agrees to pay all necessary and reasonable fees and expenses incurred by Depository Agent in connection with the operation, administration and enforcement of this Agreement and its obligations hereunder.

         13. WAIVER OF DEFAULT. The acceptance by the Secured Parties at any time and from time to time of partial payment of the aggregate amount of the Secured Indebtedness then matured shall not be deemed to be a waiver of any Default then existing. No waiver by any Secured Parties of any Default shall be deemed to be a waiver of any subsequent Default, nor shall any such waiver by any Secured Parties be deemed to be a continuing waiver. No delay or omission by any Secured Parties in exercising any right or power hereunder, except for the failure by any Secured Parties to give notice as provided herein or in any document pertaining to the Secured Indebtedness or under any other writings executed by Pledgor as security for or in connection with the Secured Indebtedness, shall impair such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise of any other right or power of the Secured Parties hereunder.

         14. LAWS APPLICABLE. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the state of Delaware.


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         15.   NOTICES. Any notice, request, instruction or other document to be given hereunder or to any parties shall be delivered to the address stated below that parties's signature hereto, and shall be deemed to have been given and received (i) when actually received by the other parties, if delivered in person or by facsimile or (ii) if mailed, on the earlier of the date actually received or (whether ever received or not) three Business Days (as hereinafter defined) after a letter containing such notice, certified or registered, with postage prepaid, addressed to the other parties, is deposited in the United States mail. The address of each party hereto is set forth on its signature page to this Agreement. "Business Day" means every day which is not a Saturday, Sunday or legal holiday. Any party may change his address for the purposes of this Section by giving notice to the other parties in accordance with this Section.

         16. COVENANT OF ASSISTANCE. Pledgor agrees to execute all such further documents and take all such further action as may reasonably be requested by the Secured Parties in order to better confirm the Security Interest herein granted in the Pledged Shares.

         17. AMENDMENT. None of the terms or provisions of this Agreement may be waived, modified or amended, except in writing signed by all parties hereto.

         18. BINDING EFFECT. This Agreement shall be binding on Pledgor and Pledgor's successors and assigns and shall inure to the benefit of the Secured Parties and their heirs, successors and assigns.

         19. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instruments.


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         EXECUTED as of the day and year first above written.

                                     VSI ENTERPRISES, INC.


                                     By:  /s/ Richard E. Harrison
                                        ----------------------------------


                                     Title:  CEO
                                           -------------------------------

                                     Address:  5801 Goshen Springs Road
                                               Norcross, GA 30071-7566

                                     THOMSON KERNAGHAN & CO., LTD.

                                     By:  /s/ Mark Valentine
                                        ----------------------------------

                                     Title:  Chairman
                                           -------------------------------

                                     Address:  365 Bay Street
                                             -----------------------------
                                               Toronto, Ontario, MSH-202
                                             -----------------------------



                                     NEW EQUITY HOLDERS AND
                                     FORMER EQUITY HOLDERS
                                     (See attached signature pages)


                                     JACKSON WALKER L.L.P.


                                     By:  /s/ Richard F. Dahlson
                                         ---------------------------------
                                         Richard F. Dahlson,
                                         Partner

                                     Address:  901 Main Street, Suite 6000
                                               Dallas, Texas 75201

ACKNOWLEDGED AND AGREED
to for the purpose of being bound by
Section 6 hereof,as of the date first
above written:


VSI NETWORK SOLUTIONS, INC.


By:  /s/ Brian Rowley
   --------------------------------

Title:  President
      -----------------------------


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                                                      (FORMER TERM NOTE HOLDER)



                                 SIGNATURE PAGE
                                       TO
                             STOCK PLEDGE AGREEMENT

         This Signature Page to the Stock Pledge Agreement (the "Agreement") by and among VSI Enterprises, Inc., Thomson Kernaghan & Co., Ltd., and the persons and entities executing signature pages thereto as a "New Equity Holder" or a "Former Term Note Holder", is hereby executed by the undersigned as a "Former Term Note Holder" as of the date of the Agreement.



                                          If an individual:



                                          -----------------------------------

                                          Printed Name:
                                                       ----------------------


                                          If a legal entity:


                                          -----------------------------------
                                          (type in name)


                                          By:
                                             --------------------------------

                                          Title:
                                                -----------------------------

                                          Address:



                                          -----------------------------------

                                          -----------------------------------


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                                                            (NEW EQUITY HOLDER)



                                 SIGNATURE PAGE
                                       TO
                             STOCK PLEDGE AGREEMENT

         This Signature Page to the Stock Pledge Agreement (the "Agreement") by and among VSI Enterprises, Inc., Thomson Kernaghan & Co., Ltd., and the persons and entities executing signature pages as a "New Equity Holder" or a "Former Term Note Holder", is hereby executed by the undersigned as a "New Equity Holder" as of the date of the Agreement.




                                          If an individual:



                                          -----------------------------------

                                          Printed Name:
                                                       ----------------------


                                          If a legal entity:


                                          -----------------------------------
                                          (type in name)


                                          By:
                                             --------------------------------

                                          Title:
                                                -----------------------------

                                          Address:



                                          -----------------------------------

                                          -----------------------------------


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